Exhibit 99

Donald P. Hileman P resident & Chief Executive Officer Kevin T. Thompson Executive Vice President & Chief Financial Officer Raymond James U.S. Bank Conference September 2016 Exhibit 99

The issuer has filed a registration statement including a prospectus, and will file a related supplement with the Securities and Exchange Commission (“SEC”), for the offering to which this communication relates. Before you invest, you should read the prospectus, the prospectus supplement and any other documents the issuer has filed or will file with the SEC for more complete information about the issuer and this offering. This presentation may contain certain forward - looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21B of the Securities Exchange Act of 1934, as amended, which are intended to be safe harbors created thereby. Those statements may include, but are not limited to, all statements regarding intent, beliefs, expectations, projections, forecasts and plans of First Defiance Financial Corp. and its management, and specifically include statements regarding: changes in economic conditions, the nature, extent and timing of governmental actions and reforms, future movements of interest rates, the production levels of mortgage loan generation, the ability to grow loans and deposits, the ability to benefit from a changing interest rate environment, the ability to sustain credit quality ratios at current or improved levels, the ability to sell OREO properties, the continued strength of First Federal Bank of the Midwest in its market area, and the ability of First Defiance to grow in existing and adjacent markets. These forward - looking statements involve numerous risks and uncertainties, including those inherent in general and local banking, insurance and mortgage conditions, competitive factors specific to markets in which First Defiance and its subsidiaries operate, future interest rate levels, legislative and regulatory decisions or capital market conditions and other risks and uncertainties detailed from time to time in the First Defiance’s SEC filings, including First Defiance’s Annual Report on Form 10 - K for the year ended December 31, 2015. One or more of these factors have affected or could in the future affect First Defiance’s business and financial results and could cause actual results to differ materially from plans and projections. Therefore, there can be no assurances that the forward - looking statements included in this investor presentation will prove to be accurate. In light of significant uncertainties in the forward - looking statements included herein, the inclusion of such information should not be regarded as a representation by First Defiance or any other persons, that the objectives and plans of First Defiance will be achieved. All forward - looking statement made in this investor presentation are based on information presently available to the management of First Defiance. First Defiance assumes no obligation to update any forward - looking statements. Forward - Looking Statements 2

Company Overview 3

Company Profile Our unwavering focus for over 90 years: Community Financial Services • Consolidated Assets of $2.41 billion (06/30/16) • First Federal Bank of the Midwest: • 34 banking centers in 3 states; 41 ATM locations • Trust and Wealth Management Services • Columbus, OH LPO established 2014 • First Insurance Group: • $10.2 million in commissions - LTM • Specializes in Property & Casualty and Group Health & Life Insurance • 6 locations throughout the bank’s footprint • Built from agencies acquired - 1998 to 2015 4

Investment Highlights • Community leaders with deep roots in the communities we have served since the 1920s • Experienced and disciplined management team • Strong tangible capital levels • Stable core deposit base, changing mix • Historically stable and strong net interest margin • Strong and diversified balance sheet • Market leader in northwest Ohio 5

Executive Leadership Management Position Age Years with Company Years in Banking Donald P. Hileman President & CEO 63 8 39 Kevin T. Thompson Executive Vice President, CFO 62 2.5 33 John R. Reisner Chief Risk Officer, Legal Counsel 60 2.5 33 Sharon L. Davis Director of Human Resources 35 0.5 11 Gregory R. Allen Community Banking President 51 16 26 Timothy K. Harris Eastern Market Area President 57 14 34 James R. Williams Western Market Area President 47 17 24 Marybeth Shunck Northern Market Area President 46 10 27 Amy L. Hackenberg Southern Market Area President 45 0.5 22 Dennis E. Rose Executive Vice President, Business Banking Manager 47 18 18 Michael D. Mulford Executive Vice President, CCO 50 11 27 6

The First Defiance Market • Fort to Port Growth Corridor • Fort Wayne, IN to Toledo, OH • Expansion of transportation • Railroad • Logistics projects linked to our transportation assets • InterModal North Baltimore • Regional distribution centers • Food manufacturing • Unemployment consistent with national rate (4.5%, April 2016, source SNL) Local Economy 7

Strategic Focus • Profitability High performance objectives for revenue growth, expense control and maintaining strong asset quality • Organic Growth Targeting newer markets, new relationships, enhanced delivery and deeper relationships in more established markets • Shareholder Value Enhancement Effective capital management supporting growth, dividend increases and share repurchases • Emphasis on the Community Bank Difference 8

Recognized Performance Source SNL • KBW Honor Roll for 2015 and 2014 • Based on analysis of 10 years EPS results • Only 18 banks admitted from nearly a 400 bank universe • S&P Global Market Thrift ranking #6 of Top 50 Rank 2015 Rank 2014 1 Score2 Company Ticker Total assets ($000) ROAA (%) ROATCE (%) Efficiency ratio (%) TBV per sh median 3-yr growth (%) NCO/avg. loans (%) NPLs/loans (%) 2015L4 2015L4 2015L4 2015L4 2015L4 2015L4 2015L4 1 1 169.04 BofI Holding, Inc. BOFI 6,662,215 1.70 18.65 33.50 30.20 -0.01 0.46 2 2 139.86 Hingham Institution for Savings HIFS 1,768,528 1.18 14.81 36.18 13.58 -0.01 0.32 3 85 97.29 Anchor BanCorp Wisconsin Inc. ABCW 2,248,498 6.36 46.78 83.48 33.47 -0.48 2.67 4 9 86.14 Oritani Financial Corp. ORIT 3,512,991 1.64 10.56 42.58 1.97 0.02 0.38 5 4 78.98 Dime Community Bancshares, Inc. DCOM 5,032,872 0.96 10.62 48.52 6.97 -0.03 0.23 6 10 64.15 First Defiance Financial Corp. FDEF 2,297,676 1.19 12.56 61.37 8.06 -0.03 1.52 7 15 60.23 Greene County Bancorp, Inc. (MHC)GCBC 796,806 1.09 12.01 58.52 9.49 0.16 0.94 8 37 50.89 Timberland Bancorp, Inc. TSBK 837,379 1.14 11.17 66.09 7.11 -0.18 2.01 9 66 48.65 Entegra Financial Corp. ENFC 1,031,416 2.51 19.81 75.67 NA 0.02 2.92 10 97 38.44 Flagstar Bancorp, Inc. FBC 13,715,000 1.32 10.69 71.09 13.78 1.15 1.90 9

Consistent Profitability Source: Press Release Second Quarter Results 2016 2015 Diluted EPS 0.80$ 0.70$ ROAA 1.22% 1.19% ROAE 10.34% 9.60% Net Interest Margin - TE 3.71% 3.81% Efficiency Ratio 61.51% 63.02% Net C/Os to Avg Loans -0.05% -0.02% 10

Strong Sales & Service Delivery • Committed to earning our position as Trusted Advisors to our clients and creating long - term profitable relationships • Customer retention rate over 90% for last 7 years • Committed to enhancing customer experiences through technology advancements • Touch ID  Business Mobile Banking • Mobile Wallet (Apple Pay)  Mobile Deposit • Online Account Opening  EMV Cards • 29% growth in mobile banking year over year • Committed to reaching more customers through digital channel development • 49% of our transactions are now outside of the branch • Committed to growing our communities through our people • Financial literacy champions – sponsoring 14 schools for EverFi Financial Education reaching over 870 students, Junior Achievement and other events 11

Earned Market Share Strong Positions in Legacy Markets By County Counties Deposits % of FDEF Ranked #1 & #2 5 883,233 50% Ranked #3 & #4 4 645,629 36% Ranked #5 or above 5 251,882 14% By Metro Market Deposits % of Market Toledo MSA 288,800 2.9% Ft Wayne MSA 28,167 0.4% Source SNL data as of April 27, 2016 With Significant New Opportunities 12

Emerging Growth Profile Second Quarter Results Source: Press Release June 30, $ in 000s 2016 2015 % Total Assets 2,409,599 2,196,510 9.7% Loans 1,861,403 1,705,716 9.1% Deposits 1,920,270 1,763,390 8.9% Non-Interest Demand 442,811 378,970 16.8% 13

Strong Shareholder Returns First Defiance Financial Corp. – Total Return (%) First Defiance Financial Corp. (FDEF) SNL U.S. Banks $1B - $5B Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL's coverage universe with $1B to $5B in Assets as of most recent financial data. Source SNL data as of August 29, 2016 – Five year 14

2016 Top Five Initiatives 1. Relationship Management • Focus sales t raining and develop sales management system 2. Alternative Delivery • Expand digital banking solutions and facilitate customer education 3. Branch Transformation • Adapt sales and service models for improved banking experience 4. Metro Market Growth • Build brand awareness and grow market share 5. Deposit Growth • Maintain focus on core organic growth 15

Financial Highlights 16

Net Income & Earnings Per Share $15,534 $18,664 $22,235 $24,292 $26,423 $14,433 $1.42 $1.81 $2.19 $2.44 $2.82 $1.59 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 2011 2012 2013 2014 2015 YTD 2016 Line Graph = Diluted EPS Source : Press releases (Net Income in thousands) 2016 data YTD as of 06/30/16 17

Total Assets & Return On Assets $2,068 $2,047 $2,137 $2,179 $2,298 $2,410 0.75% 0.90% 1.08% 1.12% 1.19% 1.23% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% $0 $500 $1,000 $1,500 $2,000 $2,500 2011 2012 2013 2014 2015 YTD 2016 Line Graph = ROA Source : Press releases (In millions) 2016 data YTD as of 06/30/16 18

Loan Portfolio Composition Commercial and Industrial 22% Non-Residential Real Estate Loans 42% Multi-Family Residential Real Estate Loans 10% Consumer 1% Construction Loans 8% 1-4 Family Residential Real Estate Loans 11% Home Equity and Improvement 6% Data as of June 30, 2016 Source: Press release and internally prepared calculations for 10 - Q Total = $ 1.931 billion 19

$42,956 $36,375 $33,706 $30,311 $17,582 $17,502 2.08% 1.78% 1.58% 1.39% 0.77% 0.73% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2011 2012 2013 2014 2015 2016 Line Graph = NPA/Total Assets Source : Press releases Non - performing Assets & NPAs/Assets (In thousands) 2016 data as of 06/30/16 20

Net Charge - Offs/Avg. Loans 1.41% 1.18% 0.23% 0.08% - 0.03% - 0.02% -0.20% 0.30% 0.80% 1.30% 1.80% 2011 2012 2013 2014 2015 2016 2016 data YTD as of 06/30/16 Source: Press releases 21

Allowance & Coverage of NPLs $33,254 $26,711 $24,950 $24,766 $25,382 $25,948 84.6% 82.0% 89.6% 102.6% 156.1% 158.0% 0.00% 25.00% 50.00% 75.00% 100.00% 125.00% 150.00% 175.00% $0 $10,000 $20,000 $30,000 $40,000 $50,000 2011 2012 2013 2014 2015 2016 (In thousands) Line Graph = Allowance/NPLs Source : Press releases 2016 data as of 06/30/16 22

Quality Securities Portfolio US Government 1% CMO's 30% CDO's 5% MBS's 27% Municipals 37% Data as of June 30, 2016 Source: Press releases and internally prepared calculations for 10 - Q Total = $ 228.2 million 23

Total Deposits & Non - Interest Bearing % $1,596 $1,667 $1,736 $1,761 $1,836 $1,920 20.1% 15.4% 18.9% 21.6% 22.9% 23.1% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% $500 $1,000 $1,500 $2,000 2011 2012 2013 2014 2015 2016 (In millions) Line Graph = Non - Interest Deposits as % of Total Deposits Source : Press releases 2016 data as of 06/30/16 24

Deposit Base Composition Non - Interest Bearing Checking Accounts 23% Interest Bearing Checking & Money Market Accounts 42% Savings Accounts 13% CDs under $100,000 14% CDs over $100,000 8% Total Deposits: $ 1.920 billion 2016 Average Cost of Interest - Bearing Deposits: 0.42% Data as of June 30, 2016, Source: Press release 25

Capital Levels 0% 5% 10% 15% 20% Tier 1 Leverage Ratio Tier 1 Capital Ratio Total Capital Ratio Tangible Equity Ratio Common Equity Tier 1 Capital Ratio December 31, 2014 December 31, 2015 June 30, 2016 Well Capitalized Requirement Total Risk Based Capital 10.0% Tier 1 to Risk Weighted Assets 8.0% Tier 1 to Average Assets 5.0% Common Equity Tier 1 Cap. Ratio 6.5% Source: 10 - K and internally prepared calculations for the 10 - Q 26

Net Interest Income & Margin $71,360 $70,661 $69,243 $71,487 $75,960 $38,584 3.88% 3.81% 3.76% 3.68% 3.81% 3.75% 2.50% 3.00% 3.50% 4.00% 4.50% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 2011 2012 2013 2014 2015 YTD 2016 (In thousands) Bar Graph = Tax - Equivalent Net Int. Inc., Line Graph = Net Interest Margin Source : Press releases 2016 data YTD as of 06/30/16 27

Non - Interest Income & Pct of Total Revenue $27,300 $32,240 $31,018 $30,709 $31,781 $16,853 28.1% 31.8% 31.4% 30.6% 30.0% 30.4% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 2011 2012 2013 2014 2015 YTD 2016 (In thousands) Non - Interest Income excluding securities gains/losses and impairment on securities Line Graph = Non - Interest Income as a % of Revenue Source : Press releases 2016 data YTD as of 06/30/16 28

Non - Interest Expense & Efficiency Ratio $62,764 $65,780 $65,052 $66,758 $67,889 $34,621 63.6% 63.9% 64.8% 65.3% 63.0% 61.4% 10% 20% 30% 40% 50% 60% 70% 80% 90% $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2011 2012 2013 2014 2015 YTD 2016 (In thousands) Line Graph = Efficiency Ratio Source : Press releases 2016 data YTD as of 06/30/16 29

Return On Equity & ROTE 5.89% 6.99% 8.39% 8.78% 9.52% 10.34% 7.84% 9.32% 11.15% 11.46% 12.35% 13.20% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 2011 2012 2013 2014 2015 YTD 2016 Line Graph = Return On Tangible Equity Source : Press releases 2016 data YTD as of 06/30/16 30

Pending Merger 31

Overview Market Strengths Enhanced Pro Forma Growth and Profitability • Total Assets $342 million • Total Loans $298 million • Total Deposits $301 million • 7 branches • LPO in Columbus, OH • Potential opportunities for branch efficiencies • Meaningful, immediate accretion to EPS, ROAA, and ROATCE • #1 or #2 community bank in two strategically valuable adjacent markets • #2 pro forma market share in Hancock County Strong Cultural Fit • Brings a 95+ year legacy of serving these markets • Quality relationships support a strong core deposit franchise and low cost of funds Columbus FDEF Banking Office (34) CMOH Banking Offices (7) CMOH LPO (1) CMOH Operations Center (1) Fort Wayne Toledo Findlay Lima Defiance Marion Upper Sandusky Bowling Green C ommercial Bancshares, Inc. (CMOH) 32

Total 1 - 4 Family 409,740 19% Total CRE 767,556 35% Multi - family 209,442 10% C&D 154,341 7% C&I 408,856 19% Agricultural 53,346 2% Consumer 27,221 1% All Other 141,915 7% Non - Interest 510,086 23% Int - DDA, MM, Savings 1,191,302 53% CDs < $100K 324,614 15% CDs > $100K 211,123 9% Non - Interest 51,909 17% Int - DDA, MM, Savings 145,437 48% CDs < $100K 52,093 18% CDs > $100K 52,050 17% Total 1 - 4 Family 336,208 18% Total CRE 659,436 35% Multi - family 192,749 10% C&D 139,945 8% C&I 382,248 20% Agricultural 42,579 2% Consumer 15,065 1% All Other 106,315 6% Non - Interest 458,177 24% Int - DDA, MM, Savings 1,045,865 54% CDs < $100K 272,521 14% CDs > $100K 159,073 8% First Defiance Financial Corp. Commercial Bancshares, Inc. Pro Forma First Defiance Financial Corp. Commercial Bancshares, Inc. Pro Forma Loan Composition ($000s) Total Deposits: $1,935,636 Total Deposits: $301,489 Total Deposits: $2,237,125 Total Loans & Leases: $1,874,545 Total Loans & Leases: $297,872 Total Loans & Leases: $2,172,417 Deposit Composition ($000s) Note: Values shown as provided in each respective company’s Q2 2016 bank call reports; pro forma values shown as the sum of t he two companies’ respective stand - alone values and do not include any merger adjustments. Source : SNL Financial. Pro Forma Loan and Deposit Composition Total 1 - 4 Family 73,532 25% Total CRE 108,120 36% Multi - family 16,693 5% C&D 14,396 5% C&I 26,608 9% Agricultural 10,767 4% Consumer 12,156 4% All Other 35,600 12% 33

CMOH: Transaction Summary 34 • Extends franchise in northwestern and north central Ohio • Both banks have similar strategy with an emphasis on commercial banking • Enhances core deposit composition • Ability to expand Commercial’s current relationships with increased legal lending limit and more comprehensive services High Level of Strategic Fit • Accretive to first full year core earnings per share (mid - single digit EPS accretion estimated) • Tangible book value dilution earn back period of ~2 years • High teens to low twenties internal rate of return • Pro forms capital ratios above “well - capitalized” guidelines Attractive Financial Returns • Grows balance sheet with high - quality loans and core deposits • Conservative credit and risk culture is consistent with First Defiance • Non complex business lines that are easily integrated Low Risk Profile • Estimated first quarter 2017 Anticipated Closing 34

Shareholder Value 35

Maximizing Shareholder Value EPS, Dividends and Stock Price Source: Press releases $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 $35.00 $40.00 $45.00 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 FDEF Earnings per Share Dividends per Share 36

Maximizing Shareholder Value Strong Five Year Returns First Defiance Financial Corp. – Total Return (%) With Upside Opportunity First Defiance Financial Corp. – Price/EPS (X) First Defiance Financial Corp. (FDEF) SNL U.S. Banks $1B - $5B Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL's coverage universe with $1B to $5B in Assets as of most recent financial data. Source SNL data as of August 29, 2016 – Five year 37

Maximizing Shareholder Value Source SNL data as of August 29, 2016 Investment Opportunity SNL Index FDEF $1B - $5B Price / Earnings 14.4x 17.2x Price / Book 144.5% 143.1% Price / Tangible Book 185.5% 164.3% Dividend Yield 1.9% 1.8% 38

Summary • Disciplined management team with proven track record • Reputation of focusing on fundamentals • Strong capital levels • Balance sheet strength – attractive core deposit base • Balanced loan portfolio with a disciplined approach to lending • Well - positioned to grow our balance sheet and geographic footprint, enhancing long - term shareholder value 39

Contact Information Donald P. Hileman , President and CEO (419) 785 - 2210 dhileman@first - fed.com Kevin T. Thompson , Executive Vice President and CFO (419) 783 - 1098 kthompson@first - fed.com 40